Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions

9. Related Party Transactions:

The Company’s sole shareholder (prior to closing of the Business Combination), Director and Chief Executive Officer also serves as Director and Chief Executive Officer of Old Xanadu, a related party. Old Xanadu has provided, and continues to provide, working capital advances for the Company to meet its financial obligations. These advances are non-interest bearing and are due on demand. As of December 31, 2025, the Company owed Old Xanadu $1,818, which is included in Due to related party in the accompanying balance sheet. There were no formal repayment terms in place as of the reporting date.